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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         October 26, 1999
                                                  -----------------------------

                                DoubleClick Inc.
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             (Exact name of registrant as specified in its charter)

        Delaware                        000-23709                 13-3870996
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(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

       450 W. 33rd Street, New York, New York                        10001
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       (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code                (212) 683-0001
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                                 Not Applicable
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          (Former name or former address, if changed since last report)







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      This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on November 10, 1999.

Item 2. Acquisition or Disposition of Assets

            On October 26, 1999, DoubleClick Inc. (the "Company") completed the acquisition of NetGravity, Inc. ("NetGravity") pursuant to the terms of the previously reported Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999 (the "Agreement"), among the Company, NetGravity and NJ Merger Corporation, a wholly owned subsidiary of the Company ("Merger Sub"). Merger Sub merged with and into NetGravity, with NetGravity surviving the merger as a wholly owned subsidiary of the Company (the "Merger").

            In the Merger, each share of NetGravity common stock was converted into the right to receive 0.28 shares of Company common stock. The Company also assumed outstanding options to acquire NetGravity common stock and converted these into options to acquire Company common stock at the same exchange ratio used in the Merger for the outstanding NetGravity common stock. The terms of the Merger were determined through arms-length negotiations between the Company and NetGravity. The Merger is intended to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests. Following the Merger, the Company caused NetGravity to merge with and into the Company.

            Copies of the Company's press release announcing the effectiveness of the Merger and the Company's intended plans for NetGravity to be included in the DoubleClick Technology Solutions division of DoubleClick Inc. are incorporated herein by reference and included as Exhibit 99.1 hereto.

Item  7. Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Financial Information

            The following appear as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

           (i) Independent Auditors Report;

          (ii) NetGravity, Inc. Consolidated Balance Sheets as of December 31, 1997 and 1998;

         (iii) NetGravity, Inc. Consolidated Statements of Operations for the three years ended December 31, 1998;

          (iv) NetGravity, Inc. Consolidated Statements of Stockholders' Equity (Deficit) for the three years ended December 31, 1998;

           (v) NetGravity, Inc. Consolidated Statements of Cash Flows for the three years ended December 31, 1998; and

          (vi) Notes to Consolidated Financial Statements.

            The following appear as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

           (i) NetGravity, Inc. Unaudited Condensed Consolidated Balance Sheets as of June 30, 1999 and 1998;

          (ii) NetGravity, Inc. Unaudited Condensed Consolidated Statements of Operations for the six and three months ended June 30, 1999 and 1998;

         (iii) NetGravity, Inc. Unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 1999 and 1998; and

          (vi) Notes to Unaudited Condensed Consolidated Financial Statements.


            (b)   Pro Forma Financial Information

          The following appear as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated into this document by reference:

           (i) DoubleClick Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1999;

          (ii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months ended June 30, 1999;

         (iii) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Six Months ended June 30, 1998;

          (iv) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1998;

           (v) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1997;

          (vi) DoubleClick Unaudited Pro Forma Condensed Combined Statement of Operations for the Year ended December 31, 1996; and

         (vii) Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

            (c)   Exhibits

                  2.1 Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999, among DoubleClick Inc., NJ Merger Corporation and NetGravity, Inc.

                  23.1  Consent of Independent Accountants

                  99.1 Press release issued by the Company on October 26, 1999 announcing the completion of the Company's acquisition of NetGravity, Inc.

                  99.2 NetGravity, Inc. Audited Financial Statements for the period ended December 31, 1998.

                  99.3 NetGravity, Inc. Unaudited Financial Statements for the period ended June 30, 1999.

                  99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the years ended December 31, 1998, 1997 and 1996, and as of and for the six months ended June 30, 1999.






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                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          DOUBLECLICK INC.

                                                       /s/ Stephen R. Collins
                                                     ---------------------------

              January 7, 2000                            Stephen R. Collins
       ---------------------------                   ---------------------------
                   Date                                Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

      2.1 Agreement and Plan of Merger and Reorganization, dated as of July 12, 1999, among DoubleClick Inc., NJ Merger Corporation and NetGravity, Inc.

      23.1  Consent of Independent Accountants

      99.1 Press release issued by the Company on October 26, 1999 announcing the completion of the Company's acquisition of NetGravity, Inc.

      99.2 NetGravity, Inc. Audited Financial Statements for the period ended December 31, 1998.

      99.3 NetGravity, Inc. Unaudited Financial Statements for the period ended June 30, 1999.

      99.4 Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the years ended December 31, 1998, 1997 and 1996, and as of and for the six months ended June 30, 1999.